Exhibit 32.1
Certification of Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Keith C. Valentine, President and Chief Executive Officer of SeaSpine Holdings Corporation (the “Company”), hereby certify that, to my knowledge:

1.
the Annual Report on Form 10-K/A for the year ended December 31, 2017 (the “Report”) which this statement accompanies, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 6, 2018	/s/ Keith C. Valentine
Keith C. Valentine
Chief Executive Officer